UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2016

POSITIVEID CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33297	06-1637809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1690 South Congress Avenue, Suite 201

Delray Beach, Florida 33445

(Address of principal executive offices) (zip code)

(561) 805-8000

(Registrant’s telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) and any related statements of representatives and partners of the Company contain, or may contain, among other things, certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Actual results may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 1.01 Entry into a Material Definitive Agreement.

On May 2, 2016, PositiveID Corporation (the “Company”), through its wholly owned subsidiary, E-N-G Mobile Systems, Inc. (“ENG”), entered into a revolving line of credit (the “Line”) with California Bank of Commerce (“CBC”). The terms of the Line allow ENG to borrow against its accounts receivable and inventory to manage its project-based working capital requirements. The $350,000 Line has a maturity date of May 5, 2017 and borrowings under the Line bear interest at the Wall Street Journal Prime Rate plus 1.5% (currently 5.0%). The Company has provided a guaranty of the Line to CBC.

The Line also contains certain representations, warranties, covenants and events of default, including the requirement to maintain specified financial ratios. ENG currently meets all such ratios. Breaches of any of these terms could limit ENG’s ability to borrow under the Line and result in increases in the interest rate under the Line.

The foregoing descriptions of the Line not intended to be complete and is qualified in its entirety by the complete text of the document attached as Exhibit 4.1 to this Current Report on Form 8-K.

On May 4, 2016, the Company closed a Securities Purchase Agreement (“SPA”) with ADAR BAYS, LLC (“ADAR”), providing for the purchase of two Convertible Redeemable Notes in the aggregate principal amount of $126,000 (the “Notes”), with the first note being in the amount of $63,000 (“Note I”) and the second note being in the amount of $63,000 (“Note II”). Note I has been funded, with the Company receiving $60,000 of net proceeds (net of original issue discount). With respect to Note II, ADAR issued a secured note to the Company in the same amount to offset Note II (“Secured Note”). The funding of Note II is subject to certain conditions as described in Note II. ADAR is required to pay the principal amount of the Secured Note in cash and in full prior to executing any conversions under Note II. The Notes bear an interest rate of 10%, and are due and payable on May 4, 2017. The Notes may be converted by ADAR at any time into shares of Company’s common stock (as determined in the Notes) calculated at the time of conversion, except for Note II, which requires full payment of the Secured Note by ADAR before conversions may be made.

The Notes are long-term debt obligations that are material to the Company. The Notes may be prepaid in accordance with the terms set forth in the Notes. The Notes also contain certain representations, warranties, covenants and events of default including if the Company is delinquent in its periodic report filings with the Securities and Exchange Commission, and increases in the amount of the principal and interest rates under the Notes in the event of such defaults. In the event of default, at the option of ADAR and in ADAR’s sole discretion, ADAR may consider the Notes immediately due and payable.

The foregoing description of the terms of the ENG Line, SPA, Note I, Note II, and the Secured Note, do not purport to be complete and are qualified in its entirety by the complete text of the documents attached as Exhibit 4.1, Exhibit 10.1, Exhibit 4.2, Exhibit 4.3, and Exhibit 10.2 to this Current Report on Form 8-K.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The descriptions in Item 1.01 of the notes issued by the Company that are convertible into the Company’s equity securities at the option of the holder of the notes are incorporated herein. The issuance of the notes set forth herein was made in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act. The Company’s reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the note was an accredited investor.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
4.1	Form of ENG Revolving Line of Credit with California Bank of Commerce, dated May 2, 2016
4.2	Form of 10% Convertible Redeemable Note, dated May 4, 2016, with ADAR Capital, LLC
4.3	Form of 10% Convertible Redeemable Note, dated May 4, 2016, with ADAR Capital, LLC
10.1	Form of Securities Purchase Agreement, dated May 4, 2016, with ADAR Capital, LLC
10.2	Form of ADAR Capital, LLC Collateralized Note, dated May 4, 2016, with PositiveID Corporation

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSITIVEID CORPORATION

Date: May 6, 2016	By:	/s/ William J. Caragol
	Name:	William J. Caragol
	Title:	Chief Executive Officer